(Translation)

March 25, 2014

Company name:	Acucela Inc.
Representative:	Ryo Kubota, Chairman, President and CEO
Code No.:	4589, TSE Mothers
Person to contact:	Tomomi Sukagawa, Director of Investor Relations & Comunications Japan Office, Acucela Inc. TEL: 81-3-5789-5872 (main)
Attorney in fact:	Ken Takahashi, Attorney at law Baker & McKenzie (Gaikokuho Joint Enterprise) TEL: 81-3-6271-9900

[Amendment]
Financial Results for the Fiscal Year Ended December 31, 2013 [US GAAP] [Non-consolidated]

As there have been amendments to part of the descriptions included in "Financial Results for the Fiscal Year Ended December 31, 2013 [US GAAP] [Non-consolidated]" as announced on February 13, 2014, the Company files this notice as follows. The amended parts are presented with underlines.

***
[Reason for the amendment]
Financial Results for the Fiscal Year Ended December 31, 2013 is amended as a result of the completion of our annual closing process including our financial audit by US independent accounting firm.

[List of Items to be amended]
Summary Information - 1. Financial Results for the FY2013 (January 1, 2013 to December 31, 2013)
Exhibit Page 1 - 1. Business Results (1) Analysis of Business Results
Exhibit Page 3 - 1. Business Results (2) Analysis of Financial Condition
Exhibit Page 7 - 3. Financial Statements and Other Information (1) Balance Sheets
Exhibit Page 9 - 3. Financial Statements and Other Information (2) Statements of Income
Exhibit Page 10 - 3. Financial Statements and Other Information (3) Statement of Comprehensive Income
Exhibit Page 11 - 3. Financial Statements and Other Information (4) Statement of Stockholders’ Equity
Exhibit Page 13 - 3. Financial Statements and Other Information (5) Statements of Cash Flows
Exhibit Page 14 - 3. Financial Statements and Other Information (7) Notes on the Financial Statements

[Items to be amended]
Summary Information - 1. Financial Results for the FY2013 (January 1, 2013 to December 31, 2013)
[Before Amendment]
(1) Operating Results

(Unit: US$ in thousands (JPY in thousands), % change from the previous fiscal year)

	Revenues from collaborations with a related party		Operating income		Income before income tax		Net Income
FY2013	52,878 (5,572,812)	14%	6,818 (718,549)	-3%	7,004 (738,151)	3%	4,186 (441,162)	0%
FY2012	46,424 (4,892,625)	36%	7,033 (741,207)	82%	6,825 (719,286)	80%	4,178 (440,319)	-33%

(Note) Comprehensive income: FY2013 (US$ 4,176 thousand (JPY 440,108 thousands) (-0.2%); FY2012 (US$ 4,184 thousand (JPY 440,951 thousands) (-34%)

(Unit: US$ (JPY), except for %)

	Basic earnings per share	Diluted earnings per share	Net income to equity ratio	Ratio of income before income tax to total assets	Ratio of operating income to revenues from collaborations with a related party
FY2013	0.09 (9)	0.09 (9)	13%	13%	13%
FY2012	0.09 (9)	0.09 (9)	16%	15%	15%

(2) Financial Position

(Unit: US$ in thousands (JPY in thousands), except for % and per share data)

	Total assets	Net assets	Shareholders’ equity	Shareholders’ equity ratio	Shareholders' equity per share

As of December 31, 2013	54,792 (5,774,525)	31,046 (3,271,936)	31,046 (3,271,936)	57%	2.59 (273)
As of December 31, 2012	47,024 (4,955,854)	25,607 (2,698,718)	25,607 (2,698,718)	54%	2.15 (227)

(3) Cash Flows
(Unit: US$ in thousands (JPY in thousands))

	Cash flows from operating activities	Cash flows from investing activities	Cash flows from financing activities	Cash and cash equivalents at end of year
FY2013	7,219	-6,582	-3,283	13,993
	(760,811)	(-693,677)	(-345,996)	(1,474,722)
FY2012	11,246	-3,743	-624	16,639
	(1,185,208)	(-394,475)	(-65,764)	(1,753,584)

Note: The original financial statements of the Company for FY2013 and FY2012 are expressed in U.S. dollar. Amounts as to operating results in parentheses are converted amounts (JPY in thousands except for per share amounts (JPY)) at the rate of 1 USD = 105.39, which were the TTM rates quoted by The Bank of Tokyo-Mitsubishi UFJ, Ltd. on December 30, 2013 for the sake of convenience.

<Omitted>
[After Amendment]
(1) Operating Results

(Unit: US$ in thousands (JPY in thousands), % change from the previous fiscal year)

	Revenues from collaborations with a related party		Operating income		Income before income tax		Net Income
FY2013	52,947 (5,580,084)	14%	6,994 (737,097)	-1%	7,182 (756,910)	5%	4,299 (453,071)	3%
FY2012	46,424 (4,892,625)	36%	7,033 (741,207)	82%	6,825 (719,286)	80%	4,178 (440,319)	-33%

(Note) Comprehensive income: FY2013 (US$ 4,292 thousand (JPY 452,333 thousands) (2.6%); FY2012 (US$ 4,184 thousand (JPY 440,951 thousands) (-34%)

(Unit: US$ (JPY), except for %)

	Basic earnings per share	Diluted earnings per share	Net income to equity ratio	Ratio of income before income tax to total assets	Ratio of operating income to revenues from collaborations with a related party
FY2013	0.10 (10)	0.09 (9)	14%	13%	13%
FY2012	0.09 (9)	0.09 (9)	16%	15%	15%

(2) Financial Position

(Unit: US$ in thousands (JPY in thousands), except for % and per share data)

	Total assets	Net assets	Shareholders’ equity	Shareholders’ equity ratio	Shareholders' equity per share

As of December 31, 2013	54,048 (5,696,114)	31,124 (3,280,156)	31,124 (3,280,156)	58%	2.60 (274)
As of December 31, 2012	47,024 (4,955,854)	25,607 (2,698,718)	25,607 (2,698,718)	54%	2.15 (227)

(3) Cash Flows
(Unit: US$ in thousands (JPY in thousands))

	Cash flows from operating activities	Cash flows from investing activities	Cash flows from financing activities	Cash and cash equivalents at end of year
FY2013	7,246	-6,581	-3,310	13,994
	(763,655)	(-693,571)	(-348,841)	(1,474,827)
FY2012	11,246	-3,743	-624	16,639
	(1,185,208)	(-394,475)	(-65,764)	(1,753,584)

Note: The original financial statements of the Company for FY2013 and FY2012 are expressed in U.S. dollar. Amounts as to operating results in parentheses are converted amounts (JPY in thousands except for per share amounts (JPY)) at the rate of 1 USD = 105.39, which were the TTM rates quoted by The Bank of Tokyo-Mitsubishi UFJ, Ltd. on December 30, 2013 for the sake of convenience.

<Omitted>
Exhibit Page 1 - 1. Business Results (1) Analysis of Business Results

[Before Amendment]
FY 2013 compared to FY 2012
Revenues from collaborations with a related party. Revenues from collaborations with a related party for the year ended December 31, 2013 totaled approximately $52.9 million (JPY 5,573 million), representing an increase of approximately $6.5 million (JPY 680 million), or 14%, over the same period in 2012. By program, revenues were as follow (in thousands US$ (JPY), except for %):

	Year Ended December 31,		Change
	2013	2012	$	%
Emixustat	$39,118	$19,328	$19,790	102%
	(4,122,646)	(2,036,978)	(2,085,668)
Rebamipide	$12,270	$18,987	$(6,717)	(35)%
	(1,293,135)	(2,001,040)	((707,905))
OPA-6566	$1,490	$8,108	$(6,618)	(82)%
	(157,031)	(854,502)	((697,471))

The increase was primarily due to the receipt of a $5.0 million (JPY 527 million) milestone payment from Otsuka related to the initiation of our Phase 2b/3 emixustat clinical study and recognizing a $2.0 million (JPY 211 million) rebamipide milestone. Increased revenue in the emixustat program driven by the Phase 2b/3 study was partially offset by decreased activity in the rebamipide and OPA-6566 programs.
Research and development. Research and development expense for the year ended December 31, 2013 totaled approximately $36.9 million (JPY 3,893 million), representing an increase of approximately $5.3 million (JPY 562 million), or 17%, over the same period in 2012. During the year ended December 31, 2013 and 2012, our research and development expenses related to clinical programs and internal research programs were as follows (in thousands US$ (JPY), except for %):

	Year Ended December 31,		Change
	2013	2012	$	%
Internal Research	$2,593	$2,515	$78	3%
	(273,276)	(265,056)	(8,220)
Emixustat	$25,788	$13,707	$12,081	88%
	(2,717,797)	(1,444,581)	(1,273,217)
Rebampide	$7,185	$9,823	$(2,638)	(27)%
	(757,227)	(1,035,246)	((278,019))
OPA-6566	$1,250	$5,559	$(4,309)	(78)%
	(131,738)	(585,863)	((454,126))
DR/DME	$124	$0	$124	100%
	(13,068)	0	(13,068)

The increase was primarily due to increased development of emixustat as the Phase 2b/3 clinical study commenced during 2013.
General and administrative. General and administrative expense for the year ended December 31, 2013 totaled approximately $9.1 million (JPY 961 million), representing an increase of approximately $1.3 million (JPY 140 million), or 17%, over the same period in 2012. The increase was primarily due to costs associated with restructuring the business after the rebamipide program being terminated as well as increased expenses as the Company prepares for its future public offering.
Interest income and interest expense. Interest income and interest expense for the year ended December 31, 2013 were relatively consistent with the prior year.
Income tax expense. Income tax expense for the year ended December 31, 2013 totaled approximately $2.8 million (JPY 297 million). This represented a 40% tax rates.
Net income attributable to common shareholders
(Unit: in thousands except for per share data)

	December 31, 2012		December 31, 2013
	US$	JPY	US$	JPY
Net income	4,178	440,319	4,186	441,162
Net income attributable to participating securities	3,056	322,071	3,056	322,071
Net income attributable to common shareholders	1,122	118,247	1,130	119,090
Net income per share attributable to common shareholders
Basic	0.09	9	0.09	9
Diluted	0.09	9	0.09	9
Weighted average shares used to compute net income per share attributable to common shareholders (in thousand shares):
Basic	11,901		11,964
Diluted	12,158		12,355

Net income attributable to common shareholders for the year ended December 31, 2013 was relatively consistent with the prior year.

[After Amendment]
FY 2013 compared to FY 2012
Revenues from collaborations with a related party. Revenues from collaborations with a related party for the year ended December 31, 2013 totaled approximately $52.9 million (JPY 5,573 million), representing an increase of approximately $6.5 million (JPY 680 million), or 14%, over the same period in 2012. By program, revenues were as follow (in thousands US$ (JPY), except for %):

	Year Ended December 31,		Change
	2013	2012	$	%
Emixustat	$39,186	$19,328	$19,858	103%
	(4,129,813)	(2,036,978)	(2,092,835)
Rebamipide	$12,271	$18,987	$(6,716)	(35)%
	(1,293,240)	(2,001,040)	((707,800))
OPA-6566	$1,490	$8,108	$(6,618)	(82)%
	(157,031)	(854,502)	((697,471))

The increase was primarily due to the receipt of a $5.0 million (JPY 527 million) milestone payment from Otsuka related to the initiation of our Phase 2b/3 emixustat clinical study and recognizing a $2.0 million (JPY 211million) rebamipide milestone. Increased revenue in the emixustat program driven by the Phase 2b/3 study was partially offset by decreased activity in the rebamipide and OPA-6566 programs.
Research and development. Research and development expense for the year ended December 31, 2013 totaled approximately $36.4 million (JPY 3,837 million), representing an increase of approximately $4.8 million (JPY 506 million), or 15%, over the same period in 2012. During the year ended December 31, 2013 and 2012, our research and development expenses related to clinical programs and internal research programs were as follows (in thousands US$ (JPY), except for %):

	Year Ended December 31,		Change
	2013	2012	$	%
Internal Research	$2,555	$2,515	$40	2%
	(269,271)	(265,056)	(4,215)
Emixustat	$25,414	$13,707	$11,707	85.4%
	(2,678,382)	(1,444,581)	(1,233,800)
Rebamipide	$7,081	$9,823	$(2,742)	(27.9)%
	(746,267)	(1,035,246)	((288,980))
OPA-6566	$1,232	$5,559	$(4,327)	(77.8)%
	(129,840)	(585,863)	((456,023))
DR/DME	$123	$0	$123	100%
	(12,962)	0	(12,962)

The increase was primarily due to increased development of emixustat as the Phase 2b/3 clinical study commenced during 2013.
General and administrative. General and administrative expense for the year ended December 31, 2013 totaled approximately $9.5 million (JPY 1,006 million), representing an increase of approximately $1.8 million (JPY 186 million), or 23%, over the same period in 2012. The increase was primarily due to costs associated with restructuring the business after the rebamipide program being terminated as well as increased expenses as the Company prepares for its future public offering.
Interest income and interest expense. Interest income and interest expense for the year ended December 31, 2013 were relatively consistent with the prior year.
Income tax expense. Income tax expense for the year ended December 31, 2013 totaled approximately $2.9 million (JPY 304 million). This represented a 40% tax rates.
Net income attributable to common shareholders
(Unit: in thousands except for per share data)

	December 31, 2012		December 31, 2013
	US$	JPY	US$	JPY
Net income	4,178	440,319	4,299	453,071
Net income attributable to participating securities	3,056	322,071	3,138	330,713
Net income attributable to common shareholders	1,122	118,247	1,161	122,357
Net income per share attributable to common shareholders
Basic	0.09	9	0.10	10
Diluted	0.09	9	0.09	9
Weighted average shares used to compute net income per share attributable to common shareholders (in thousand shares):
Basic	11,901		11,964
Diluted	12,158		12,355

Net income attributable to common shareholders for the year ended December 31, 2013 was relatively consistent with the prior year.

Exhibit Page 3 - 1. Business Results　(2) Analysis of Financial Condition

[Before Amendment]

<Omitted>

	Years Ended December 31,
	2013	2012
Cash flows provided by operating activities	$7,219	$11,246
	760,811	(1,185,208)
Cash flows used in investing activities	$(6,582)	$(3,743)
	((693,677))	((394,475))
Cash flows used in financing activities	$(3,283)	$(624)
	((345,996))	((65,764))

Cash Flows Provided By Operating Activities

Operating activities generated $7.2 million (JPY 761 million) and $11.2 million (JPY 1,185 million) of cash and cash equivalents for the year ended December 31, 2013 and 2012, respectively. For 2013, the cash inflow was primarily the result of $4.2 million (JPY 441 million) of net income, adjusted by decreases in deferred tax assets of $2.2 million (JPY 231 million), accounts receivable from collaborations with a related party of $(1.8) million (JPY (186) million), and an increase in accrued liabilities of $3.2 million (JPY 332 million) and deferred revenue from collaborations with a related party $(2.3) million (JPY (244) million). For 2012, the cash inflow was primarily the result of $4.2 million (JPY 440 million) of net income, adjusted by decreases in deferred tax assets of $2.4 million (JPY 257 million), accounts receivable from collaborations with a related party of $3.6 million (JPY 374 million), and accounts payable of $1.9 million (JPY 205 million) and an increase in accrued liabilities of $1.3 million (JPY 139 million).

Cash Flows Used In Investing Activities

Net cash used in investing activities for the year ended December 31, 2013 and 2012 was $6.6 million (JPY 694 million) and $3.7 million (JPY 394 million), respectively. These changes were primarily the result of net purchases of marketable securities.

Cash Flows Used In Financing Activities

Net cash used in financing activities for the year ended December 31, 2013 and 2012 was $3.3 million (JPY 346 million) and $0.6 million (JPY 66 million), respectively. The 2013 and 2012 change was the result of deferred offering costs.

We believe that cash from operations and cash and investment balances will be sufficient to fund our ongoing operating activities, working capital, capital expenditures and other capital requirements for at least the next 12 months. Our future capital requirements will depend on many factors, including our rate of revenue growth, the expansion of our research and development activities, the timing and extent of our elections to co-promote product candidates under our collaboration agreements with Otsuka, the timing of achievement of milestones under the Emixustat Agreement, and Glaucoma Agreement. Although we are not currently a party to any agreement or letter of intent regarding potential investments in, or acquisitions of, complementary businesses, applications or technologies, we may enter into these types of arrangements, which could require us to seek additional equity or debt financing.

	FY2012	FY2013
Stockholders’ equity ratio (%)	54%	57%
Stockholders’ equity ratio based on market prices (%)	738%	1,365%
Debt to annual cash flow ratio (%)	1.07	1.66
Interest coverage ratio (times)	26.78	–

Stockholders' equity ratio: stockholders' equity I total assets
Stockholders' equity ratio based on market prices: market capitalization I total assets
Debt to annual cash flow ratio: interest bearing liabilities I operating cash flows
Interest coverage ratio: operating cash flows I interest payments

(Notes)
1. These indexes are calculated using U.S. GAAP figures.
2. Market capitalization is calculated based on issued and outstanding shares excluding treasury stock.
3. Operating cash flows are the cash flows provided by operating activities on the statements of cash flows.
4, Interest-bearing liabilities include all liabilities on the balance sheets that incur interest.

<Omitted>

[After Amendment]

<Omitted>

	Years Ended December 31,
	2013	2012
Cash flows provided by operating activities	$7,246	$11,246
	(763,655)	(1,185,208)
Cash flows used in investing activities	$(6,581)	$(3,743)
	((693,571))	((394,475))
Cash flows used in financing activities	$(3,310)	$(624)
	((348,841))	((65,764))

Cash Flows Provided By Operating Activities

Operating activities generated $7.2 million (JPY 761 million) and $11.2 million (JPY 1,185 million) of cash and cash equivalents for the year ended December 31, 2013 and 2012, respectively. For 2013, the cash inflow was primarily the result of $4.3 million (JPY 453 million) of net income, adjusted by decreases in deferred tax assets of $2.3 million (JPY 239 million), accounts receivable from collaborations with a related party of $(1.6) million (JPY (165) million), and an increase in accrued liabilities of $2.7 million (JPY 279 million) and deferred revenue from collaborations with a related party $(2.6) million (JPY (271) million). For 2012, the cash inflow was primarily the result of $4.2 million (JPY 440 million) of net income, adjusted by decreases in deferred tax assets of $2.4 million (JPY 257 million), accounts receivable from collaborations with a related party of $3.6 million (JPY 374 million), and accounts payable of $1.9 million (JPY 205 million) and an increase in accrued liabilities of $1.3 million (JPY 139 million).

Cash Flows Used In Investing Activities

Net cash used in investing activities for the year ended December 31, 2013 and 2012 was $6.6 million (JPY 694 million) and $3.7 million (JPY 394 million), respectively. These changes were primarily the result of net purchases of marketable securities.

Cash Flows Used In Financing Activities

Net cash used in financing activities for the year ended December 31, 2013 and 2012 was $3.3 million (JPY 346 million) and $0.6 million (JPY 66 million), respectively. The 2013 and 2012 change was the result of deferred offering costs.

We believe that cash from operations and cash and investment balances will be sufficient to fund our ongoing operating activities, working capital, capital expenditures and other capital requirements for at least the next 12 months. Our future capital requirements will depend on many factors, including our rate of revenue growth, the expansion of our research and development activities, the timing and extent of our elections to co-promote product candidates under our collaboration agreements with Otsuka, the timing of achievement of milestones under the Emixustat Agreement, and Glaucoma Agreement. Although we are not currently a party to any agreement or letter of intent regarding potential investments in, or acquisitions of, complementary businesses, applications or technologies, we may enter into these types of arrangements, which could require us to seek additional equity or debt financing.

	FY2012	FY2013
Stockholders’ equity ratio (%)	54%	58%
Stockholders’ equity ratio based on market prices (%)	738%	1,384%
Debt to annual cash flow ratio	1.07	1.66
Interest coverage ratio (times)	26.78	–

Stockholders' equity ratio: stockholders' equity I total assets
Stockholders' equity ratio based on market prices: market capitalization I total assets
Debt to annual cash flow ratio: interest bearing liabilities I operating cash flows
Interest coverage ratio: operating cash flows I interest payments

(Notes)
1. These indexes are calculated using U.S. GAAP figures.
2. Market capitalization is calculated based on issued and outstanding shares excluding treasury stock.
3. Operating cash flows are the cash flows provided by operating activities on the statements of cash flows.
4, Interest-bearing liabilities include all liabilities on the balance sheets that incur interest.

<Omitted>

Exhibit Page 7 - 3. Financial Statements and Other Information (1) Balance Sheets
[Before Amendment]
ACUCELA INC.
BALANCE SHEETS (in thousands)

	December 31,		December 31,
	2012		2013
	US$	JPY	US$	JPY
Assets
Current assets:
Cash and cash equivalents	16,639	1,753,584	13,993	1,474,722
Investments	6,927	730,036	14,947	1,575,264
Restricted investments	5,009	527,898	—	—
Accounts receivable from collaborations with a related party	8,700	916,893	10,464	1,102,800
Deferred tax asset	770	81,150	770	81,150
Prepaid expenses and other current assets	1,521	160,298	2,430	256,097
Total current assets	39,566	4,169,859	42,604	4,490,033

Property and equipment, net	1,143	120,460	1,113	117,299
Long-term investment			3,478	366,546
Restricted long-term investments	750	79,042
Long-term deferred tax asset	3,895	410,494	1,699	179,057
Deferred offering costs	1,199	126,362	5,548	584,703
Other assets	471	49,637	350	36,887
Total assets	47,024	4,955,854	54,792	5,774,525

Liabilities and shareholders’ equity
Current liabilities:
Current maturities of contingently convertible debt, related party	6,500	685,035	12,000	1,264,680
Accounts payable	735	77,461	754	79,464
Accrued liabilities	3,109	327,657	7,079	746,055
Accrued compensation	2,413	254,306	3,337	351,686
Deferred revenue from collaborations with a related party	570	60,072	254	26,769
Deferred rent and lease incentives	249	26,242	267	28,139
Total current liabilities	13,576	1,430,774	23,691	2,496,793
Commitments
Long-term deferred rent, lease incentives, and others	341	35,937	55	5,796
Long-term deferred revenue from collaborations with a related party	2,000	210,780	—	—
Long-term contingently convertible debt, related party	5,500	579,645	—	—
Total long-term liabilities	7,841	826,362	55	5,796

Shareholders’ equity:
Convertible preferred stock, no par value, 52,453 shares authorized:
Series A, no par value, 2,734 shares authorized, issued, and outstanding (liquidation value of $2,051)	2,051	216,154	2,051	216,154
Series B, no par value, 17,900 shares authorized, issued, and outstanding (liquidation value of $13,425)	13,387	1,410,855	13,387	1,410,855
Series C, no par value, 31,818 shares authorized, 11,807 shares issued and outstanding (liquidation value of $12,988)	12,771	1,345,935	12,771	1,345,935
Common stock, no par value, 60,000 shares authorized; 11,910 and 11,972 shares issued and outstanding as of December 31, 2012 and 2013, respectively	3,192	336,404	3,654	385,095
Additional paid-in capital	1,965	207,091	2,766	291,508
Accumulated other comprehensive loss	—	—	(10)	(1,053)
Accumulated deficit	(7,759)	(817,721)	(3,573)	(376,558)
Total shareholders’ equity	25,607	2,698,718	31,046	3,271,936
Total liabilities and shareholders’ equity	47,024	4,955,854	54,792	5,774,525
See accompanying notes to financial statements.

[After Amendment]
ACUCELA INC.
BALANCE SHEETS
(in thousands)

	December 31,		December 31,
	2012		2013
	US$	JPY	US$	JPY
Assets
Current assets:
Cash and cash equivalents	16,639	1,753,584	13,994	1,474,827
Investments	6,927	730,036	14,947	1,575,264
Restricted investments	5,009	527,898	—	—
Accounts receivable from collaborations with a related party	8,700	916,893	10,262	1,081,512
Deferred tax asset	770	81,150	1,114	117,404
Prepaid expenses and other current assets	1,521	160,298	1,964	206,985
Total current assets	39,566	4,169,859	42,281	4,455,992

Property and equipment, net	1,143	120,460	1,112	117,193
Long-term investment	—	—	3,478	366,546
Restricted long-term investments	750	79,042	—	—
Long-term deferred tax asset	3,895	410,494	1,280	134,899
Deferred offering costs	1,199	126,362	5,548	584,703
Other assets	471	49,637	349	36,781
Total assets	47,024	4,955,854	54,048	5,696,114

Liabilities and shareholders’ equity
Current liabilities:
Current maturities of contingently convertible debt, related party	6,500	685,035	12,000	1,264,680
Accounts payable	735	77,461	754	79,464
Accrued liabilities	3,109	327,657	6,579	693,360
Accrued compensation	2,413	254,306	3,269	344,519
Deferred revenue from collaborations with a related party	570	60,072	—	—
Deferred rent and lease incentives	249	26,242	267	28,139
Total current liabilities	13,576	1,430,774	22,869	2,410,162
Commitments
Long-term deferred rent, lease incentives, and others	341	35,937	55	5,796
Long-term deferred revenue from collaborations with a related party	2,000	210,780	—	—
Long-term contingently convertible debt, related party	5,500	579,645	—	—
Total long-term liabilities	7,841	826,362	55	5,796

Shareholders’ equity:
Convertible preferred stock, no par value, 52,453 shares authorized:
Series A, no par value, 2,734 shares authorized, issued, and outstanding (liquidation value of $2,051)	2,051	216,154	2,051	216,154
Series B, no par value, 17,900 shares authorized, issued, and outstanding (liquidation value of $13,425)	13,387	1,410,855	13,387	1,410,855
Series C, no par value, 31,818 shares authorized, 11,807 shares issued and outstanding (liquidation value of $12,988)	12,771	1,345,935	12,771	1,345,935
Common stock, no par value, 60,000 shares authorized; 11,910 and 11,972 shares issued and outstanding as of December 31, 2012 and 2013, respectively	3,192	336,404	3,654	385,095
Additional paid-in capital	1,965	207,091	2,728	287,503
Accumulated other comprehensive loss	—	—	(7)	(737)
Accumulated deficit	(7,759)	(817,721)	(3,460)	(364,649)
Total shareholders’ equity	25,607	2,698,718	31,124	3,280,156
Total liabilities and shareholders’ equity	47,024	4,955,854	54,048	5,696,114
See accompanying notes to financial statements.

Exhibit Page 9 - 3. Financial Statements and Other Information (2) Statements of Income
[Before Amendment]
ACUCELA INC.
STATEMENTS OF INCOME
(in thousands, except per share data)

	Year Ended December 31,		Year Ended December 31,
	2012		2013
	US$	JPY	US$	JPY
Revenues from collaborations with a related party	46,424	4,892,625	52,878	5,572,812

Expenses:
Research and development	31,604	3,330,745	36,940	3,893,106
General and administrative	7,787	820,671	9,120	961,156
Total expenses	39,391	4,151,417	46,060	4,854,263

Income from operations	7,033	741,207	6,818	718,549

Other income (expense), net:
Interest income	27	2,845	122	12,857
Interest expense	(138)	(14,543)	(116)	(12,225)
Other income (expense), net	(97)	(10,222)	180	18,970
Total other expense, net	(208)	(21,921)	186	19,602

Income before income tax	6,825	719,286	7,004	738,151
Income tax benefit (expense)	(2,647)	(278,967)	(2,818)	(296,989)
Net income	4,178	440,319	4,186	441,162
Net income attributable to participating securities	3,056	322,071	3,056	322,071
Net income attributable to common shareholders	1,122	118,247	1,130	119,090
Net income per share attributable to common shareholders
Basic	0.09	9	0.09	9
Diluted	0.09	9	0.09	9
Weighted average shares used to compute net income per share attributable to common shareholders:
Basic	11,901		11,964
Diluted	12,158		12,355

See accompanying notes to financial statements.

[After Amendment]
ACUCELA INC.
STATEMENTS OF INCOME
(in thousands, except per share data)

	Year Ended December 31,		Year Ended December 31,
	2012		2013
	US$	JPY	US$	JPY
Revenues from collaborations with a related party	46,424	4,892,625	52,947	5,580,084

Expenses:
Research and development	31,604	3,330,745	36,405	3,836,722
General and administrative	7,787	820,671	9,548	1,006,263
Total expenses	39,391	4,151,417	45,953	4,842,986

Income from operations	7,033	741,207	6,994	737,097

Other income (expense), net:
Interest income	27	2,845	122	12,857
Interest expense	(138)	(14,543)	(116)	(12,225)
Other income (expense), net	(97)	(10,222)	182	19,180
Total other expense, net	(208)	(21,921)	188	19,813

Income before income tax	6,825	719,286	7,182	756,910
Income tax benefit (expense)	(2,647)	(278,967)	(2,883)	(303,839)
Net income	4,178	440,319	4,299	453,071
Net income attributable to participating securities	3,056	322,071	3,138	330,713
Net income attributable to common shareholders	1,122	118,247	1,161	122,357
Net income per share attributable to common shareholders
Basic	0.09	9	0.10	10
Diluted	0.09	9	0.09	9
Weighted average shares used to compute net income per share attributable to common shareholders:
Basic	11,901		11,964
Diluted	12,158		12,355

See accompanying notes to financial statements.

Exhibit Page 10 - 3. Financial Statements and Other Information (3) Statement of Comprehensive Income
[Before Amendment]

ACUCELA INC.
STATEMENTS OF COMPREHENSIVE INCOME
(in thousands)

	Year Ended December 31,		Year Ended December 31,
	2012		2013
	US$	JPY	US$	JPY
Net income	4,178	440,319	4,186	441,162

Other comprehensive income:
Net unrealized gain on securities	6	632	(10)	(1,053)

Comprehensive income	4,184	440,951	4,176	440,108

See accompanying notes to financial statements.

[After Amendment]

ACUCELA INC.
STATEMENTS OF COMPREHENSIVE INCOME
(in thousands)

	Year Ended December 31,		Year Ended December 31,
	2012		2013
	US$	JPY	US$	JPY
Net income	4,178	440,319	4,299	453,071

Other comprehensive income:
Net unrealized gain on securities	6	632	(7)	(737)

Comprehensive income	4,184	440,951	4,292	452,333

See accompanying notes to financial statements.

Exhibit Page 11 - 3. Financial Statements and Other Information (4) Statement of Stockholders’ Equity
[Before Amendment]
ACUCELA INC.
STATEMENTS OF SHAREHOLDERS’ EQUITY
(in thousands)

	Convertible Preferred Stock								Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Accumulated Deficit	Total
	Series A		Series B		Series C		Common Stock
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Balance at December 31, 2011	2,734	2,051	17,900	13,387	11,807	12,771	11,899	3,133	1,441	(6)	(11,937)	20,840
		(216,154)		(1,410,855)		(1,345,935)		(330,186)	(151,866)	((632))	((1,258,040))	(2,196,324)
Stock-based compensation	–	–	–	–	–	–	–	–	524	–	–	524
		(–)		(–)		(–)		(–)	(55,225)	(–)	(–)	(55,225)
Common stock issued in connection with stock option exercises	–	–	–	–	–	–	5	2	–	–	–	2
		(–)		(–)		(–)		(211)	(–)	(–)	(–)	(211)
Common stock issued in connection with the restricted stock purchase agreement	–	–	–	–	–	–	6	57	–	–	–	57
		(–)		(–)		(–)		(6,007)	(–)	(–)	(–)	(6,007)
Net income	–	–	–	–	–	–	–	–	–	–	4,178	4,178
		(–)		(–)		(–)		(–)	(–)	(–)	(440,319)	(440,319)
Unrealized gain on marketable securities available for sale	–	–	–	–	–	–	–	–	–	6	–	6
		(–)		(–)		(–)		(–)	(–)	(632)	(–)	(632)
Balance at December 31, 2012	2,734	2,051	17,900	13,387	11,807	12,771	11,910	3,192	1,965	–	(7,759)	25,607
		(216,154)		(1,410,855)		(1,345,935)		(336,404)	(207,091)	(–)	((817,721))	(2,698,718)
Stock-based compensation	–	–	–	–	–	–	–	–	678	–	–	678
		(–)		(–)		(–)		(–)	(71,455)	(–)	(–)	(71,455)
Tax benefit from stock compensation	–	–	–	–	–	–	–	–	123	–	–	123
		(–)		(–)		(–)		(–)	(12,962)	(–)	(–)	(12,962)
Common stock issued in connection with stock option exercises	–	–	–	–	–	–	30	6	–	–	–	6
		(–)		(–)		(–)		(632)	(–)	(–)	(–)	(632)
Common stock issued in connection with the restricted stock purchase agreement	–	–	–	–	–	–	31	456	–	–	–	456
		(–)		(–)		(–)		(48,059)	(–)	(–)	(–)	(48,059)
Net income	–	–	–	–	–	–	–	–	–	–	4,186	4,186
		(–)		(–)		(–)		(–)	(–)	(–)	(441,163)	(441,163)
Unrealized gain on marketable securities available for sale	–	–	–	–	–	–	–	–	–	(10)	–	(10)
		(–)		(–)		(–)		(–)	(–)	((1,053))	(–)	((1,053))
Balance at December 31, 2013	2,734	2,051	17,900	13,387	11,807	12,771	11,971	3,654	2,766	(10)	(3,573)	31,046
		(216,154)		(1,410,855)		(1,345,935)		(385,095)	(291,508)	((1,053))	((376,558))	(3,271,936)

See accompanying notes to financial statements.

[After Amendment]
ACUCELA INC.
STATEMENTS OF SHAREHOLDERS’ EQUITY
(in thousands)

	Convertible Preferred Stock								Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Accumulated Deficit	Total
	Series A		Series B		Series C		Common Stock
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Balance at December 31, 2011	2,734	2,051	17,900	13,387	11,807	12,771	11,899	3,133	1,441	(6)	(11,937)	20,840
		(216,154)		(1,410,855)		(1,345,935)		(330,186)	(151,866)	((632))	((1,258,040))	(2,196,324)
Stock-based compensation	–	–	–	–	–	–	–	–	524	–	–	524
		(–)		(–)		(–)		(–)	(55,225)	(–)	(–)	(55,225)
Common stock issued in connection with stock option exercises	–	–	–	–	–	–	5	2	–	–	–	2
		(–)		(–)		(–)		(211)	(–)	(–)	(–)	(211)
Common stock issued in connection with the restricted stock purchase agreement	–	–	–	–	–	–	6	57	–	–	–	57
		(–)		(–)		(–)		(6,007)	(–)	(–)	(–)	(6,007)
Net income	–	–	–	–	–	–	–	–	–	–	4,178	4,178
		(–)		(–)		(–)		(–)	(–)	(–)	(440,319)	(440,319)
Unrealized gain on marketable securities available for sale	–	–	–	–	–	–	–	–	–	6	–	6
		(–)		(–)		(–)		(–)	(–)	(632)	(–)	(632)
Balance at December 31, 2012	2,734	2,051	17,900	13,387	11,807	12,771	11,910	3,192	1,965	–	(7,759)	25,607
		(216,154)		(1,410,855)		(1,345,935)		(336,404)	(207,091)	(–)	((817,721))	(2,698,718)
Stock-based compensation	–	–	–	–	–	–	–	–	667	–	–	667
		(–)		(–)		(–)		(–)	(70,296)	(–)	(–)	(70,296)
Tax benefit from stock compensation	–	–	–	–	–	–	–	–	96	–	–	96
		(–)		(–)		(–)		(–)	(10,117)	(–)	(–)	(10,117)
Common stock issued in connection with stock option exercises	–	–	–	–	–	–	30	6	–	–	–	6
		(–)		(–)		(–)		(632)	(–)	(–)	(–)	(632)
Common stock issued in connection with the restricted stock purchase agreement	–	–	–	–	–	–	31	456	–	–	–	456
		(–)		(–)		(–)		(48,059)	(–)	(–)	(–)	(48,059)
Net income	–	–	–	–	–	–	–	–	–	–	4,299	4,299
		(–)		(–)		(–)		(–)	(–)	(–)	(453,071)	(453,071)
Unrealized gain on marketable securities available for sale	–	–	–	–	–	–	–	–	–	(7)	–	(7)
		(–)		(–)		(–)		(–)	(–)	((737))	(–)	((737))
Balance at December 31, 2013	2,734	2,051	17,900	13,387	11,807	12,771	11,971	3,654	2,728	(7)	(3,460)	31,124
		(216,154)		(1,410,855)		(1,345,935)		(385,095)	287,504	((737))	((364,650))	(3,280,156)

See accompanying notes to financial statements.

Exhibit Page 13 - 3. Financial Statements and Other Information (5) Statements of Cash Flows
[Before Amendment]
ACUCELA INC.
STATEMENTS OF CASH FLOWS
(in thousands)

	Years Ended December 31,		Years Ended December 31,
	2012		2013
	US$	JPY	US$	JPY
Cash flows from operating activities
Net income	4,178	440,319	4,186	441,162
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	464	48,900	530	55,856
Amortization of deferred financing costs	10	1,053	–	–
Loss from the disposal of fixed assets	79	8,325	–	–
Stock-based compensation	581	61,231	1,134	119,512
Amortization of premium/discount on marketable securities	107	11,276	333	35,094
Deferred taxes	2,434	256,519	2,196	231,436
Changes in operating assets and liabilities:
Accounts receivable from collaborations with a related party	3,551	374,239	(1,764)	(185,907)
Prepaid expenses and other current assets	(1,037)	(109,289)	(909)	(95,799)
Accounts payable	(1,949)	(205,405)	(102)	(10,749)
Accrued liabilities	1,315	138,587	3,154	332,400
Accrued compensation	778	81,993	924	97,380
Deferred rent and lease incentives	48	5,058	(268)	(28,244)
Deferred revenue from collaborations with a related party	570	60,072	(2,316)	(244,083)
Other assets	117	12,330	121	12,753
Net cash provided by operating activities	11,246	1,185,208	7,219	760,811

Cash flows from investing activities
Purchases of marketable securities available for sale	(15,580)	(1,641,976)	(23,217)	(2,446,839)
Maturities of marketable securities available for sale	12,163	1,281,858	17,135	1,805,857
Additions to property and equipment	(326)	(34,357)	(500)	(52,695)
Net cash used in investing activities	(3,743)	(394,475)	(6,582)	(693,677)

Cash flows from financing activities
Proceeds from issuance of common stock	2	210	6	632
Restricted investments income	(13)	(1,370)	–	–
Payments for deferred offering costs	(613)	(64,604)	(3,412)	(359,590)
Excess tax benefit from stock-based compensation	–	–	123	12,962
Net cash used in financing activities	(624)	(65,764)	(3,283)	(345,996)

(Decrease) increase in cash and cash equivalents	6,879	724,969	(2,646)	(278,862)

Cash and cash equivalents – beginning of year	9,760	1,028,606	16,639	1,753,584
Cash and cash equivalents – end of year	16,639	1,753,584	13,993	1,474,722

Supplemental disclosure
Cash paid for interest	420	44,263	–	–
Cash paid for income taxes	151	15,913	828	87,262
Restriction of investments as collateral	5,750	605,992	(5,759)	(606,941)
Unpaid deferred offering costs	–	–	937	98,750
See accompanying notes to financial statements.

[After Amendment]
ACUCELA INC.
STATEMENTS OF CASH FLOWS
(in thousands)

	Years Ended December 31,		Years Ended December 31,
	2012		2013
	US$	JPY	US$	JPY
Cash flows from operating activities
Net income	4,178	440,319	4,299	453,071
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	464	48,900	531	55,962
Amortization of deferred financing costs	10	1,053	–	–
Loss from the disposal of fixed assets	79	8,325	–	–
Stock-based compensation	581	61,231	1,123	118,353
Amortization of premium/discount on marketable securities	107	11,276	332	34,989
Deferred taxes	2,434	256,519	2,274	239,656
Changes in operating assets and liabilities:
Accounts receivable from collaborations with a related party	3,551	374,239	(1,562)	(164,619)
Prepaid expenses and other current assets	(1,037)	(109,289)	(443)	(46,687)
Accounts payable	(1,949)	(205,405)	(102)	(10,749)
Accrued liabilities	1,315	138,587	2,650	279,283
Accrued compensation	778	81,993	856	90,213
Deferred rent and lease incentives	48	5,058	(264)	(27,822)
Deferred revenue from collaborations with a related party	570	60,072	(2,570)	(270,852)
Other assets	117	12,330	122	12,857
Net cash provided by operating activities	11,246	1,185,208	7,246	763,655

Cash flows from investing activities
Purchases of marketable securities available for sale	(15,580)	(1,641,976)	(23,217)	(2,446,839)
Maturities of marketable securities available for sale	12,163	1,281,858	17,136	1,805,963
Additions to property and equipment	(326)	(34,357)	(500)	(52,695)
Net cash used in investing activities	(3,743)	(394,475)	(6,581)	(693,571)

Cash flows from financing activities
Proceeds from issuance of common stock	2	210	6	632
Restricted investments income	(13)	(1,370)	–	–
Payments for deferred offering costs	(613)	(64,604)	(3,412)	(359,590)
Excess tax benefit from stock-based compensation	–	–	96	10,117
Net cash used in financing activities	(624)	(65,764)	(3,310)	(348,841)

(Decrease) increase in cash and cash equivalents	6,879	724,969	(2,645)	(278,757)

Cash and cash equivalents – beginning of year	9,760	1,028,606	16,639	1,753,584
Cash and cash equivalents – end of year	16,639	1,753,584	13,994	1,474,827

Supplemental disclosure
Cash paid for interest	420	44,263	–	–
Cash paid for income taxes	151	15,913	828	87,262
Restriction of investments as collateral	5,750	605,992	(5,759)	(606,941)
Unpaid deferred offering costs	–	–	937	98,750
See accompanying notes to financial statements.

Exhibit Page 14 - 3. Financial Statements and Other Information (7) Notes on the Financial Statements

[Before Amendment]
<Omitted>
(Note 4) Per Share Information

	FY 2012	FY2013
Numerator:
Net Income (US$ in thousands (JPY in thousands)	4,178 (440,319)	4,186 (441,162)
Net income attributable to participating securities (US$ in thousands (JPY in thousands)	3,056 (322,071)	3,056 (322,071)
Net income attributable to common shareholders (US$ in thousands (JPY in thousands)	1,122 (118,247)	1,130 (119,090)
Denominator:
Basic weighted average shares of common stock outstanding (shares)	11,900,886	11,963,875
Dilutive effect of exercise of stock options (shares)	256,574	390,934
Diluted weighted average shares of common stock outstanding (shares)	12,157,460	12,354,809
Basic net income per share (common stock) (US$ (JPY))	0.09 (9)	0.09 (9)
Diluted net income per share (common Stock) (US$ (JPY))	0.09 (9)	0.09 (9)

(Note 5) Significant Subsequent Events

•
On February 10, 2014, we completed our IPO whereby we sold 9,200,000 shares of common stock at $17.72 per share and received net proceeds of $143,100,000 (JPY 15,081,309,000) (after underwriting discounts and commissions and estimated offering costs not yet paid as of December 31, 2013;

<Omitted>

[After Amendment]
<Omitted>
(Note 4) Per Share Information

	FY 2012	FY2013
Numerator:
Net Income (US$ in thousands (JPY in thousands)	4,178 (440,319)	4,299 (453,071)
Net income attributable to participating securities (US$ in thousands (JPY in thousands)	3,056 (322,071)	3,138 (330,713)
Net income attributable to common shareholders (US$ in thousands (JPY in thousands)	1,122 (118,247)	1,161 (122,357)
Denominator:
Basic weighted average shares of common stock outstanding (shares)	11,900,886	11,963,875
Dilutive effect of exercise of stock options (shares)	256,574	390,934
Diluted weighted average shares of common stock outstanding (shares)	12,157,460	12,354,809
Basic net income per share (common stock) (US$ (JPY))	0.09 (9)	0.10 (10)
Diluted net income per share (common Stock) (US$ (JPY))	0.09 (9)	0.09 (9)

(Note 5) Significant Subsequent Events

•
On February 10, 2014, we completed our IPO whereby we sold 9,200,000 shares of common stock at $17.72 per share and received net proceeds of $143,100,000 (JPY 15,081,309,000) (after underwriting discounts and commissions and estimated offering costs, including those not yet paid as of December 31, 2013;

<Omitted>